FIRST FUNDS

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

Cash Reserve Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Supplement Dated January 11, 2006, to the

Prospectus Dated October 28, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective as of January 2, 2006, all references to Ralph W. Hebert should be deleted.  Mr. Hebert was previously a portfolio manager for Martin & Co. which serves as the Sub-Adviser for the Intermediate Bond Portfolio and the Tennessee Tax-Free Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.